Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition - I.T.D Group’s [Member]
$ in Thousands
Apr. 29, 2021 USD ($)
Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition [Line Items]
Net assets excluding cash acquired	$ 86
Other long-term assets	179
Intangible assets	781
Deferred taxes	(321)
Other long-term liabilities	(1,574)
Redeemable non-controlling interests	(155)
Goodwill	2,136
Total assets acquired net of acquired cash	$ 1,132